SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 31, 2005

                            HEALTH EXPRESS USA, INC.
               (Exact Name of Registrant as Specified in Charter)


            FLORIDA                    02-27569                65-0847995
 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)


 1761 WEST HILLSBORO BLVD, SUITE 203, DEERFIELD BEACH, FLORIDA      33442
            (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (954) 570-5900

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      (B)   PRINCIPAL OFFICER

      Effective January 31, 2005, Patricia Durante resigned as the Chief Financial Officer of Health Express USA, Inc. (the "Company") to pursue other business interests. The Company does not believe that Ms. Durante resigned as a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices and Ms. Durante did not furnish a letter to the Company with respect to any such disagreement.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 2, 2005                         HEALTH EXPRESS USA, INC.

                                                  By:    /s/ Douglas Baker
                                                         -----------------------
                                                  Name:  Douglas Baker
                                                  Title: Chief Executive Officer

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